UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2015

GLOBAL EQUITY INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54557	27-3986073
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

X3 Jumeirah Bay, Office 3305, Jumeirah Lake Towers

Dubai, UAE

 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: +971 (0) 42767576

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 8.01 Other Events

On September 24, 2015, Global Equity International Inc. (“Company”) received written approval to be upgraded from the OTC Pinks to the OTCQB Marketplace.

The OTC Markets informed the Company that its official OTCQB status and upgrade would be effective today, September 25, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2015

GLOBAL EQUITY INTERNATIONAL, INC.

By:	/s/ Enzo Taddei
Name:	Enzo Taddei
Title:	Chief Financial Officer